Risk Management	12 Months Ended
Dec. 31, 2017
Text block1 [abstract]
Risk Management
4	RISK MANAGEMENT

Risk management is carried out by the Company’s Risk Management Committee under policies approved by the Company’s Board of Directors.

The Group issues contracts that transfer insurance risk or financial risk or both. This section summarises these risks and the way the Group manages them.

4.1	Insurance risk

4.1.1	Types of insurance risks

The risk under any one insurance contract is the possibility that an insured event occurs and the uncertainty about the amount of the resulting claim. By the very nature of an insurance contract, this risk is random and therefore unpredictable. For a portfolio of insurance contracts where the theory of probability is applied to the pricing and provisioning, the principal risk that the Group faces under its insurance contracts is that the actual claims and benefit payments are less favourable than the underlying assumptions used in establishing the insurance liabilities. This occurs when the frequency or severity of claims and benefits exceeds the estimates. Insurance events are random, and the actual number of claims and the amount of benefits paid will vary each year from estimates established using statistical techniques.

Experience shows that the larger the portfolio of similar insurance contracts, the smaller the relative variability of the expected outcome will be. In addition, a more diversified portfolio is less likely to be affected across the board by a change in any subset of the portfolio. The Group has developed its insurance underwriting strategy to diversify the types of insurance risks accepted and within each of these categories to achieve a sufficiently large population to reduce the variability of the expected outcome. The Group manages insurance risk through underwriting strategies, reinsurance arrangements and claims handling.

The Group manages insurance risks through two types of reinsurance agreements, ceding on a quota share basis or a surplus basis, to cover insurance liability risk. Reinsurance contracts cover almost all products, which contain risk liabilities. The products reinsured include: life insurance, accident and health insurance or death, disability, accident, illness and assistance in terms of product category or function, respectively. These reinsurance agreements spread insured risk to a certain extent and reduce the effect of potential losses to the Group. However, the Group’s direct insurance liabilities to the policyholder are not eliminated because of the credit risk associated with the failure of reinsurance companies to fulfil their responsibilities.

4.1.2	Concentration of insurance risks

All insurance operations of the Group are located in the PRC. There are no significant differences among the regions where the Group underwrites insurance contracts.

The table below presents the Group’s major products of long-term insurance contracts:

Product name	For the year ended 31 December
	2017 RMB million	%	2016 RMB million	%
Premiums of long-term insurance contracts
New Xin Feng Endowment (Type A) (a)	59,636	12.83%	38,059	9.75%
Xin Fu Ying Jia Annuity (b)	40,588	8.73%	1,626	0.42%
Kang Ning Whole Life (c)	21,435	4.61%	22,420	5.74%
Hong Ying Participating Endowment (d)	3,019	0.65%	4,968	1.27%
Hong Tai Endowment (e)	166	0.04%	203	0.05%
Others (f)	340,054	73.14%	323,162	82.77%

Total	464,898	100.00%	390,438	100.00%

Insurance benefits of long-term insurance contracts
New Xin Feng Endowment (Type A) (a)	78	0.05%	67	0.04%
Xin Fu Ying Jia Annuity (b)	7,956	4.79%	277	0.15%
Kang Ning Whole Life (c)	4,197	2.52%	3,949	2.20%
Hong Ying Participating Endowment (d)	49,796	29.96%	73,261	40.72%
Hong Tai Endowment (e)	41,271	24.83%	25,093	13.95%
Others (f)	62,926	37.85%	77,255	42.94%

Total	166,224	100.00%	179,902	100.00%

	As at 31 December 2017		As at 31 December 2016
	RMB million	%	RMB million	%
Liabilities of long-term insurance contracts
New Xin Feng Endowment (Type A) (a)	69,280	3.47%	43,794	2.40%
Xin Fu Ying Jia Annuity (b)	19,771	0.99%	987	0.05%
Kang Ning Whole Life (c)	268,708	13.44%	244,112	13.37%
Hong Ying Participating Endowment (d)	70,506	3.53%	117,946	6.46%
Hong Tai Endowment (e)	16,730	0.84%	57,356	3.14%
Others (f)	1,554,071	77.73%	1,361,761	74.58%

Total	1,999,066	100.00%	1,825,956	100.00%

(a)	New Xin Feng is an endowment insurance contract with single premium. Its insured period is 5 years. This product is applicable to healthy policyholders between 18-year-old and 70-year-old. Both maturity and death benefits are paid at the basic sum insured. Accident death benefit is paid at 300% of the basic sum insured.

(b)	Xin Fu Ying Jia Annuity is an annuity insurance contract with the options for regular premium of 3 years, 5 years or 10 years. Its insured period extends from the effective date of Xin Fu Ying Jia Annuity to the corresponding date when policyholders reach the age of 88. This product is applicable to healthy policyholders between 28-day-old and 70-year-old. From the effective date to the contractual date starting to claim of Xin Fu Ying Jia Annuity, the annuity payment of first policy year is paid at 20% of the first premium of the product, the following annuity payments are paid at 20% of the basic sum insured by Xin Fu Ying Jia Annuity. From the first corresponding date after the contractual date starting to claim of annuity, to the corresponding date when the policyholders reach the age of 88-year-old, annuity is paid at 3% of the basic sum insured during the insured period if policyholders live to the annual corresponding effective date; annuity is paid at the premium received (without interest) during the insured period if policyholders live to the contractual date starting to claim of annuity; the contract terminates and death benefit is paid at the premium received (without interest) or the cash value of the contract, whichever greater when death incurred before the contractual date starting to claim of annuity; the contract terminates and death benefit is paid at the cash value of the contract when death incurred after contractual date starting to claim of annuity; the contract terminates and accidental death benefit is paid at the premium received (without interest) less any death benefit paid when accidents occurred and due to which death incurred within 180 days.

(c)	Kang Ning is a whole life insurance contract with the options for single premium or regular premium of 10 years or 20 years. This product is applicable to healthy policyholders under 70-year-old. The critical illness benefit is paid at 200% of the basic sum insured. Both death and disability benefits are paid at 300% of the basic sum insured less any critical illness benefits paid.

(d)	Hong Ying is a participating endowment insurance contract with the options for single premium or regular premium of 3 years, 5 years or 10 years. Its insured period can be 6 years, 10 years or 15 years. This product is applicable to healthy policyholders between 30-day-old and 70-year-old. Maturity benefit of a single premium policy is paid at the basic sum insured, while that of a regular premium policy is paid at the basic sum insured multiplied by the number of years of the premium payments. Disease death benefit incurred within the first policy year is paid at the premium received (without interest). Disease death benefit incurred after the first policy year is paid at the basic sum insured for a single premium policy or the basic sum insured multiplied by the number of years of premium payments for a regular premium policy. When accidents occurred during taking a train, a ship or a flight period, death benefit is paid at 300% of the basic sum insured for a single premium policy or 300% of the basic sum insured multiplied by the number of years of premium payments for a regular premium policy. When accidents occurred out of the period of taking a train, a ship or a flight, death benefit is paid at 200% of the basic sum insured for a single premium policy or 200% of the basic sum insured multiplied by the number of years of premium payments for a regular premium policy.

(e)	Hong Tai is long-term individual participating endowment insurance contract with options for single premium or regular premium of 10 years, designed for healthy policyholders of age between 30-day-old and 75-year-old. Insured period can be 5 years, 6 years or 10 years. Maturity benefit for single premium is paid at 100% of basic sum insured. Maturity benefit for regular premium is paid at basic sum insured multiplied by number of year of premium payments. Disease death benefit incurred within first year is paid at premium received (without interest). All other death benefits incurred are paid at basic sum insured or basic sum insured multiplied by the number of year of premium payments for single premium and regular premium, respectively.

(f)	Others consist of various long-term insurance contracts with no significant concentration.
4.1.3	Sensitivity analysis

Sensitivity analysis of long-term insurance contracts

Liabilities for long-term insurance contracts and liabilities unbundled from universal life insurance contracts and unit-linked insurance contracts with insurance risk are calculated based on the assumptions on mortality rates, morbidity rates, lapse rates and discount rates. Changes in insurance contract reserve assumptions reflect the Company’s actual operating results and changes in its expectation of future events. The Company considers the potential impact of future risk factors on its operating results and incorporates such potential impact in the determination of assumptions.

Holding all other variables constant, if mortality rates and morbidity rates were to increase or decrease from the current best estimate by 10%, pre-tax profit for the year would have been RMB19,731 million or RMB20,559 million (as at 31 December 2016: RMB16,746 million or RMB17,492 million) lower or higher, respectively.

Holding all other variables constant, if lapse rates were to increase or decrease from the current best estimate by 10%, pre-tax profit for the year would have been RMB1,940 million or RMB1,989 million (as at 31 December 2016: RMB2,823 million or RMB2,953 million) lower or higher, respectively.

Holding all other variables constant, if the discount rates were 50 basis points higher or lower than the current best estimate, pre-tax profit for the year would have been RMB70,732 million or RMB80,152 million (as at 31 December 2016: RMB57,591 million or RMB65,427 million) higher or lower, respectively.

Sensitivity analysis of short-term insurance contracts

The assumptions of reserves for claims and claim adjustment expenses may be affected by other variables such as claims payment of short-term insurance contracts, which may result in the synchronous changes to reserves for claims and claim adjustment expenses.

Holding all other variables constant, if claim ratios are 100 basis points higher or lower than the current assumption, pre-tax profit is expected to be RMB445 million (as at 31 December 2016: RMB372 million) lower or higher, respectively.

The following table indicates the claim development for short-term insurance contracts without taking into account the impacts of ceded business:

	Short-term insurance contracts (accident year)
Estimated claims expenses	2013	2014	2015	2016	2017	Total
Year end	11,476	16,499	20,497	27,120	33,926
1 year later	11,872	17,265	21,427	27,303
2 years later	11,775	16,726	21,422
3 years later	11,775	16,726
4 years later	11,775

Estimated accumulated claims expenses	11,775	16,726	21,422	27,303	33,926	111,152
Accumulated claims expenses paid	(11,775)	(16,726)	(21,422)	(26,047)	(21,404)	(97,374)

Unpaid claims expenses	—	—	—	1,256	12,522	13,778

The following table indicates the claim development for short-term insurance contracts taking into account the impacts of ceded business:

	Short-term insurance contracts (accident year)
Estimated claims expenses	2013	2014	2015	2016	2017	Total
Year end	11,331	16,379	20,359	26,897	33,700
1 year later	11,743	17,127	21,262	27,107
2 years later	11,645	16,589	21,259
3 years later	11,645	16,589
4 years later	11,645

Estimated accumulated claims expenses	11,645	16,589	21,259	27,107	33,700	110,300
Accumulated claims expenses paid	(11,645)	(16,589)	(21,259)	(25,860)	(21,273)	(96,626)

Unpaid claims expenses	—	—	—	1,247	12,427	13,674

4.2	Financial risk

The Group’s activities are exposed to a variety of financial risks. The key financial risk is that proceeds from the sale of financial assets will not be sufficient to fund the obligations arising from the Group’s insurance and investment contracts. The most important components of financial risk are market risk, credit risk and liquidity risk.

The Group’s overall risk management program focuses on the unpredictability of financial markets and seeks to minimise potential adverse effects on the financial performance of the Group. Risk management is carried out by a designated department under policies approved by management. The responsible department identifies, evaluates and manages financial risks in close cooperation with the Group’s operating units. The Group provides written principles for overall risk management, as well as written policies covering specific areas, such as managing market risk, credit risk, and liquidity risk.

The Group manages financial risk by holding an appropriately diversified investment portfolio as permitted by laws and regulations designed to reduce the risk of concentration in any one specific industry or issuer. The structure of the investment portfolio held by the Group is disclosed in Note 9.

The sensitivity analyses below are based on a change in an assumption while holding all other assumptions constant. In practice this is unlikely to occur, and changes in some of the assumptions may be correlated, such as change in interest rate and change in market price.

4.2.1	Market risk

(i)	Interest rate risk

Interest rate risk is the risk that the value or future cash flows of a financial instrument will fluctuate due to changes in market interest rates. The Group’s financial assets are principally composed of term deposits, debt securities and loans which are exposed to interest rate risk. Changes in the level of interest rates could have a significant impact on the Group’s overall investment return. Many of the Group’s insurance policies offer guaranteed returns to policyholders. These guarantees expose the Group to interest rate risk.

The Group manages interest rate risk through adjustments to portfolio structure and duration, and, to the extent possible, by monitoring the mean duration of its assets and liabilities.

The sensitivity analysis for interest rate risk illustrates how changes in interest income and the fair value of future cash flows of a financial instrument will fluctuate because of changes in market interest rates at the end of the reporting period.

As at 31 December 2017, if market interest rates were 50 basis points higher or lower with all other variables held constant, pre-tax profit for the year would have been RMB35 million lower or higher (as at 31 December 2016: RMB160 million higher or lower), respectively, mainly as a result of higher or lower interest income on floating rate cash and cash equivalents, term deposits, statutory deposits - restricted, debt securities and loans and the fair value losses or gains on debt securities assets at fair value through profit or loss. Pre-tax available-for-sale reserve in equity would have been RMB11,463 million or RMB8,306 million (as at 31 December 2016: RMB6,948 million or RMB6,948 million) lower or higher, as a result of a decrease or increase in the fair value of available-for-sale securities.

(ii)	Price risk

Price risk arises mainly from the volatility of prices of equity securities held by the Group. Prices of equity securities are determined by market forces. The Group is subject to increased price risk largely because China’s capital markets are relatively volatile.

The Group manages price risk by holding an appropriately diversified investment portfolio as permitted by laws and regulations designed to reduce the risk of concentration in any one specific industry or issuer.

As at 31 December 2017, if the prices of all the Group’s equity securities had increased or decreased by 10% with all other variables held constant, pre-tax profit for the year would have been RMB3,341 million or RMB5,393 million (as at 31 December 2016: RMB3,263 million or RMB3,400 million) higher or lower, respectively, mainly as a result of an increase or decrease in fair value of equity securities excluding available-for-sale securities. Pre-tax available-for-sale reserve in equity would have been RMB23,423 million or RMB32,651 million (as at 31 December 2016: RMB24,999 million or RMB28,153 million) higher or lower, respectively, as a result of an increase or decrease in fair value of available-for-sale equity securities. If prices decreased to the extent that the impairment criteria were met, a portion of such decrease of the available-for-sale equity securities would reduce pre-tax profit through impairment.

(iii)	Currency risk

Currency risk is the volatility of fair value or future cash flows of financial instruments resulted from changes in foreign currency exchange rates. The Group’s currency risk exposure mainly arises from cash and cash equivalents, term deposits, debt investments, equity investments, interest-bearing loans and borrowings denominated in currencies other than the functional currency, such as US dollar, HK dollar, GB pound and EUR, etc.

The following table summarises financial assets and financial liabilities denominated in currencies other than RMB as at 31 December 2017 and 2016, expressed in RMB equivalent:

As at 31 December 2017	US dollar	HK dollar	GB pound	EUR	Others	Total
Financial assets
Equity securities
- Available-for-sale securities	8,697	28,859	—	—	—	37,556
- Securities at fair value through profit or loss	4,707	146	1,088	2,690	1,198	9,829
Debt securities
- Held-to-maturity securities	155	—	—	—	—	155
- Loans	952	—	—	—	—	952
- Available-for-sale securities	1,229	—	—	—	—	1,229
- Securities at fair value through profit or loss	435	—	18	5	5	463
Term deposits	7,744	—	—	—	—	7,744
Cash and cash equivalents	1,246	185	282	128	3	1,844

Total	25,165	29,190	1,388	2,823	1,206	59,772

Financial liabilities
Interest-bearing loans and other borrowings	12,480	—	2,413	3,901	—	18,794

Total	12,480	—	2,413	3,901	—	18,794

As at 31 December 2016	US dollar	HK dollar	GB pound	EUR	Others	Total
Financial assets
Equity securities
- Available-for-sale securities	6,968	12,791	—	—	148	19,907
- Securities at fair value through profit or loss	3,906	128	1,115	2,475	1,135	8,759
Debt securities
- Held-to-maturity securities	164	—	—	—	—	164
- Securities at fair value through profit or loss	348	—	14	3	13	378
Term deposits	6,106	—	—	—	—	6,106
Cash and cash equivalents	2,685	2,083	145	39	9	4,961

Total	20,177	15,002	1,274	2,517	1,305	40,275

Financial liabilities
Interest-bearing loans and other borrowings	13,100	—	2,339	731	—	16,170

Total	13,100	—	2,339	731	—	16,170

As at 31 December 2017, if RMB had strengthened or weakened by 10% against US dollar, HK dollar, GB pound, EUR and other foreign currencies, with all other variables held constant, pre-tax profit for the year would have been RMB308 million (as at 31 December 2016: RMB420 million) lower or higher, respectively, mainly as a result of foreign exchange losses or gains on translation of US dollar, HK dollar, GB pound, EUR and other foreign currencies denominated financial assets and financial liabilities other than the available-for-sale equity securities included in the table above. Pre-tax available-for-sale reserve in equity would have been RMB3,541 million (as at 31 December 2016: RMB1,743 million) lower or higher, respectively, as a result of foreign exchange losses or gains on translation of the available-for-sale equity securities at fair value. The actual exchange gains in 2017 were RMB52 million (2016: exchange gains of RMB582 million).

4.2.2	Credit risk

Credit risk is the risk that one party of a financial transaction or the issuer of a financial instrument will fail to discharge its obligation and cause another party to incur a financial loss. Because the Group’s investment portfolio is restricted to the types of investments as permitted by the China Banking and Insurance Regulatory Commission (“CBIRC”) which was merged of China Insurance Regulatory Commission (“CIRC”) and China Banking Regulatory Commission, and a significant portion of the portfolio is in government bonds, government agency bonds and term deposits with the state-owned commercial banks, the Group’s overall exposure to credit risk is relatively low.

Credit risk is controlled by the application of credit approvals, limits and monitoring procedures. The Group manages credit risk through in-house research and analysis of the Chinese economy and the underlying obligors and transaction structures. Where appropriate, the Group obtains collateral in the form of rights to cash, securities, property and equipment to lower the credit risk.

Credit risk exposure

The carrying amount of financial assets included on the consolidated statement of financial position represents the maximum credit risk exposure at the reporting date without taking account of any collateral held or other credit enhancements attached. The Group has no credit risk exposure relating to off-balance sheet items as at 31 December 2017 and 2016.

Collateral and other credit enhancements

Securities purchased under agreements to resell are pledged by counterparties’ debt securities or term deposits of which the Group could take the ownership if the owner of the collateral defaults. Policy loans and most of premium receivables are collateralised by their policies’ cash value according to the terms and conditions of policy loan contracts and policy contracts, respectively.

Credit quality

The Group’s debt securities investment mainly includes government bonds, government agency bonds, corporate bonds and subordinated bonds or debts, and most of the debt securities are guaranteed by either the Chinese government or Chinese government controlled financial institutions. As at 31 December 2017, 99.9% (as at 31 December 2016: 99.0%) of the corporate bonds held by the Group or the issuers of these corporate bonds had credit ratings of AA/A-2 or above. As at 31 December 2017, 99.9% (as at 31 December 2016: 99.9%) of the subordinated bonds or debts held by the Group either had credit ratings of AA/A-2 or above, or were issued by national commercial banks. The bonds, debts or their issuers’ credit ratings are assigned by a qualified appraisal institution in the PRC and updated at each reporting date.

As at 31 December 2017, 99.8% (as at 31 December 2016: 99.5%) of the Group’s bank deposits are with the four largest state-owned commercial banks, other national commercial banks and China Securities Depository and Clearing Corporation Limited (“CSDCC”) in the PRC. The Group believes these commercial banks, and CSDCC have a high credit quality. The Group’s most other loans excluding policyholder loans, are guaranteed by third parties or with pledge, or have the fiscal annual budget income as the source of repayment, or have higher credit rating borrowers. As a result, the Group concludes that the credit risk associated with term deposits and accrued investment income thereof, statutory deposits - restricted, other loans, and cash and cash equivalents will not cause a material impact on the Group’s consolidated financial statements as at 31 December 2017 and 2016.

The credit risk associated with securities purchased under agreements to resell, policy loans and most of premium receivables will not cause a material impact on the Group’s consolidated financial statements taking into consideration their collateral held and maturity terms of no more than one year as at 31 December 2017 and 2016.

4.2.3	Liquidity risk

Liquidity risk is the risk that the Group is unable to obtain funds at a reasonable funding cost when required to meet a repayment obligation and fund its asset portfolio within a certain time.

In the normal course of business, the Group attempts to match the maturity of financial assets to the maturity of insurance and financial liabilities.

The following tables set forth the contractual and expected undiscounted cash flows for financial assets and liabilities and insurance liabilities:

			Contractual and expected cash flows (undiscounted)
As at 31 December 2017	Carrying value	Without maturity	Not later than 1 year	Later than 1 year but not later than 3 years	Later than 3 years but not later than 5 years	Later than 5 years
Financial assets
Contractual cash inflows
Equity securities	409,528	409,528	—	—	—	—
Debt securities	1,255,052	—	127,830	240,582	271,538	1,240,465
Loans	383,504	—	141,679	105,063	64,386	128,753
Term deposits	449,400	—	104,976	252,571	133,013	2,823
Statutory deposits - restricted	6,333	—	4,084	734	2,106	—
Securities purchased under agreements to resell	36,185	—	36,185	—	—	—
Accrued investment income	50,641	—	44,789	5,602	250	—
Premiums receivable	14,121	—	14,121	—	—	—
Cash and cash equivalents	48,586	—	48,586	—	—	—

Subtotal	2,653,350	409,528	522,250	604,552	471,293	1,372,041

Financial and insurance liabilities
Expected cash outflows
Insurance contracts	2,025,133	—	16,319	221,905	47,109	(3,807,542)
Investment contracts	232,500	—	(15,308)	(29,981)	(26,892)	(388,320)
Contractual cash outflows
Securities sold under agreements to repurchase	87,309	—	(87,309)	—	—	—
Financial liabilities at fair value through profit or loss	2,529	(2,529)	—	—	—	—
Annuity and other insurance balances payable	44,820	—	(44,820)	—	—	—
Interest-bearing loans and other borrowings	18,794	—	(1,240)	(18,557)	—	—

Subtotal	2,411,085	(2,529)	(132,358)	173,367	20,217	(4,195,862)

Net cash inflows/(outflows)	242,265	406,999	389,892	777,919	491,510	(2,823,821)

			Contractual and expected cash flows (undiscounted)
As at 31 December 2016	Carrying value	Without maturity	Not later than 1 year	Later than 1 year but not later than 3 years	Later than 3 years but not later than 5 years	Later than 5 years
Financial assets
Contractual cash inflows
Equity securities	421,383	421,383	—	—	—	—
Debt securities	1,148,894	—	210,589	214,105	188,740	1,014,074
Loans	226,573	—	119,247	47,606	41,697	55,106
Term deposits	538,325	—	199,657	260,065	117,012	8,858
Statutory deposits - restricted	6,333	—	1,909	4,720	209	—
Securities purchased under agreements to resell	43,538	—	43,538	—	—	—
Accrued investment income	55,945	—	44,722	11,100	123	—
Premiums receivable	13,421	—	13,421	—	—	—
Cash and cash equivalents	67,046	—	67,046	—	—	—

Subtotal	2,521,458	421,383	700,129	537,596	347,781	1,078,038

Financial and insurance liabilities
Expected cash outflows
Insurance contracts	1,847,986	—	(43,322)	97,236	35,088	(3,229,394)
Investment contracts	195,706	—	(15,880)	(34,147)	(33,128)	(259,905)
Contractual cash outflows
Securities sold under agreements to repurchase	81,088	—	(81,088)	—	—	—
Financial liabilities at fair value through profit or loss	2,031	(2,031)	—	—	—	—
Annuity and other insurance balances payable	39,038	—	(39,038)	—	—	—
Interest-bearing loans and other borrowings	16,170	—	(1,138)	(16,159)	—	—
Bonds payable	37,998	—	(39,032)	—	—	—

Subtotal	2,220,017	(2,031)	(219,498)	46,930	1,960	(3,489,299)

Net cash inflows/(outflows)	301,441	419,352	480,631	584,526	349,741	(2,411,261)

The amounts set forth in the tables above for insurance and investment contracts in each column are the cash flows representing expected future benefit payments taking into consideration of future premiums payments or deposits from policyholders. The excess cash inflows from matured financial assets will be reinvested to cover any future liquidity exposures. The estimate is subject to assumptions related to mortality, morbidity, the lapse rate, the loss ratio of short-term insurance contracts, expense and other assumptions. Actual experience may differ from estimates.

The liquidity analysis above does not include policyholder dividends payable amounting to RMB83,910 million as at 31 December 2017 (as at 31 December 2016: RMB87,725 million). As at 31 December 2017, declared dividends of RMB68,731 million (as at 31 December 2016: RMB64,623 million) included in policyholder dividends payable have a maturity not later than one year. For the remaining policyholder dividends payable, the amount and timing of the undiscounted cash flows are indeterminate due to the uncertainty of future experiences including investment returns and are subject to future declarations by the Group.

Although all investment contracts with DPF and investment contracts without DPF contain contractual options to surrender that can be exercised immediately by all policyholders at any time, the Group’s expected cash flows as shown in the above tables are based on past experience and future expectations. Should these contracts were surrendered immediately, it would cause a cash outflow of RMB56,709 million and RMB173,557 million, respectively for the year ended 31 December 2017 (2016: RMB53,271 million and RMB140,565 million, respectively), payable within one year.

4.2.4	Capital management

The Group’s objectives for managing capital are to comply with the insurance capital requirements based on the minimum capital and actual capital required by the CBIRC (formerly CIRC), prevent risk in operation and safeguard the Group’s ability to continue as a going concern so that it can continue to provide returns for equity holders and benefits for other stakeholders. The Group replenishes capital to improve the solvency ratio by issuing subordinated bonds and Core Tier 2 Capital Securities according to the relevant laws and the approval of the relevant authorities.

The Group is also subject to other local capital requirements, such as statutory deposits - restricted requirement, statutory insurance fund requirement, statutory reserve fund requirement and general reserve requirement discussed in detail in Note 9.4, Note 20 and Note 35, respectively.

The Group manages capital to ensure its continuous and full compliance with the regulations mainly through monitoring its quarterly solvency ratios, as well as the solvency ratio based on annual stress testing.

The table below summarises the core and comprehensive solvency ratio, core capital, actual capital and minimum capital of the Company under Insurance Institution Solvency Regulations (No.1 - No.17):

	As at 31 December 2017 RMB million	As at 31 December 2016 RMB million
Core capital	706,516	639,396
Actual capital	706,623	677,768
Minimum capital	254,503	228,080
Core solvency ratio	278%	280%
Comprehensive solvency ratio	278%	297%

According to the solvency ratios results mentioned above, and the unquantifiable evaluation results of operational risk, strategic risk, reputational risk and liquidity risk of insurance companies, the CBIRC (formerly CIRC) evaluates the comprehensive solvency of insurance companies and supervises insurance companies by classifying them into four categories:

(i)	Category A: solvency ratios meet the requirements, and the operational risk, strategic risk, reputational risk and liquidity risk are very low;

(ii)	Category B: solvency ratios meet the requirements, and the operational risk, strategic risk, reputational risk and liquidity risk are low;

(iii)	Category C: solvency ratios do not meet the requirements or solvency ratios meet the requirements but one or several risks in operation, strategy, reputation and liquidity are high;

(iv)	Category D: solvency ratios do not meet the requirements or solvency ratios meet the requirements but one or several risks in operation, strategy, reputation and liquidity are severe.

According to Cai Kuai Bu Han [2017] No.1510 Notification of the Evaluation Results of Integrated Risk Rating (Classification Regulation) for the Third Quarter of 2017, released by the CIRC, the latest Integrated Risk Rating result of the Company was Category A.

4.3	Fair value hierarchy

Level 1 fair value is based on quoted prices (unadjusted) in active markets for identical assets or liabilities that the entity can obtain at the measurement date.

Other than Level 1 quoted prices, Level 2 fair value is based on valuation techniques using significant inputs, that are observable for the asset being measured, either directly or indirectly, for substantially the full term of the asset through corroboration with observable market data. Observable inputs generally used to measure the fair value of securities classified as Level 2 include quoted market prices for similar assets in active markets; quoted market prices in markets that are not active for identical or similar assets and other market observable inputs. This level includes the debt securities for which quotations are available from pricing services providers. Fair values provided by pricing services providers are subject to a number of validation procedures by management. These procedures include a review of the valuation models utilised and the results of these models, as well as the recalculation of prices obtained from pricing services at the end of each reporting period.

Under certain conditions, the Group may not receive a price quote from independent third party pricing services. In this instance, the Group’s valuation team may choose to apply internally developed valuation method to the assets or liabilities being measured, determine the main inputs for valuation, and analyse the change of the valuation and report it to management. Key inputs involved in internal valuation services are not based on observable market data. They reflect assumptions made by management based on judgements and experiences. The assets or liabilities valued by this method are generally classified as Level 3.

As at 31 December 2017, assets classified as Level 1 accounted for approximately 32.93% of assets measured at fair value on a recurring basis. Fair value measurements classified as Level 1 include certain debt securities, equity securities that are traded in an active exchange market or interbank market and open-ended funds with public market price quotation. The Group considers a combination of certain factors to determine whether a market for a financial instrument is active, including the occurrence of trades within the specific period, the respective trading volume, and the degree which the implied yields for a debt security for observed transactions differs from the Group’s understanding of the current relevant market rates and information. Trading prices from the Chinese interbank market are determined by both trading counterparties and can be observed publicly. The Company adopted this price of the debt securities traded on the Chinese interbank market at the reporting date as their fair market value and classified the investments as Level 1. Open-ended funds also have active markets. Fund management companies publish the net asset value of these funds on their websites on each trade date. Investors subscribe for and redeem units of these funds in accordance with the funds’ net asset value published by the fund management companies on each trade date. The Company adopted the unadjusted net asset value of the funds at the reporting date as their fair market value and classified the investments as Level 1.

As at 31 December 2017, assets classified as Level 2 accounted for approximately 51.20% of assets measured at fair value on a recurring basis. They primarily include certain debt securities and equity securities. Valuations are generally obtained from third party pricing services for identical or comparable assets, or through the use of valuation methodologies using observable market inputs, or recent quoted market prices. Valuation service providers typically gather, analyse and interpret information related to market transactions and other key valuation model inputs from multiple sources, and through the use of widely accepted internal valuation models, provide a theoretical quote on various securities. Debt securities are classified as Level 2 when they are valued at recent quoted prices from the Chinese interbank market or from valuation service providers.

At 31 December 2017, assets classified as Level 3 accounted for approximately 15.87% of assets measured at fair value on a recurring basis. They primarily include unlisted equity securities and unlisted debt securities. Fair values are determined using valuation techniques, including discounted cash flow valuations, the market comparison approach, etc.

For the accounting policies regarding the determination of fair values of financial assets and liabilities, see Note 3.2.

The following table presents the Group’s quantitative disclosures of fair value measurement hierarchy for assets and liabilities measured at fair value as at 31 December 2017:

	Fair value measurement using			Total
	Quoted prices in active markets	Significant observable inputs	Significant unobservable inputs
	Level 1	Level 2	Level 3
	RMB million	RMB million	RMB million	RMB million
Assets measured at fair value
Available-for-sale securities
- Equity securities	196,673	48,989	89,111	334,773
- Debt securities	46,898	350,893	57,333	455,124
Securities at fair value through profit or loss
- Equity securities	52,300	963	655	53,918
- Debt securities	9,301	73,590	—	82,891

Total	305,172	474,435	147,099	926,706

Liabilities measured at fair value
Financial liabilities at fair value through profit or loss	(2,529)	—	—	(2,529)
Investment contracts at fair value through profit or loss	(12)	—	—	(12)

Total	(2,541)	—	—	(2,541)

The following table presents the changes in Level 3 assets for the year ended 31 December 2017:

	Available-for-sale securities		Securities at fair value through profit or loss	Total
	Debt securities	Equity securities	Equity securities
	RMB million	RMB million	RMB million	RMB million
Opening balance	13,733	76,445	1,061	91,239
Purchases	47,909	15,197	—	63,106
Transferred into Level 3	—	2,842	695	3,537
Transferred out of Level 3	—	(5,598)	(1,059)	(6,657)
Total gains/(losses) recorded in profit or loss	—	—	(42)	(42)
Total gains/(losses) recorded in other comprehensive income	(519)	315	—	(204)
Disposals	—	(90)	—	(90)
Maturity	(3,790)	—	—	(3,790)

Closing balance	57,333	89,111	655	147,099

The following table presents the Group’s quantitative disclosures of fair value measurement hierarchy for assets and liabilities measured at fair value as at 31 December 2016:

	Fair value measurement using			Total
	Quoted prices in active markets	Significant observable inputs	Significant unobservable inputs
	Level 1	Level 2	Level 3
	RMB million	RMB million	RMB million	RMB million
Assets measured at fair value
Available-for-sale securities
- Equity securities	183,222	86,161	76,445	345,828
- Debt securities	28,562	357,463	13,733	399,758
Securities at fair value through profit or loss
- Equity securities	52,790	867	1,061	54,718
- Debt securities	37,172	117,234	—	154,406

Total	301,746	561,725	91,239	954,710

Liabilities measured at fair value
Financial liabilities at fair value through profit or loss	(2,031)	—	—	(2,031)
Investment contracts at fair value through profit or loss	(12)	—	—	(12)

Total	(2,043)	—	—	(2,043)

The following table presents the changes in Level 3 assets for the year ended 31 December 2016:

	Available-for-sale securities		Securities at fair value through profit or loss	Total
	Debt securities	Equity securities	Equity securities
	RMB million	RMB million	RMB million	RMB million
Opening balance	501	62,343	1,884	64,728
Purchases	13,533	12,499	—	26,032
Transferred into Level 3	—	1,326	1,128	2,454
Transferred out of Level 3	—	(2,054)	(1,884)	(3,938)
Total gains/(losses) recorded in profit or loss	—	—	(67)	(67)
Total gains/(losses) recorded in other comprehensive income	—	2,331	—	2,331
Maturity	(301)	—	—	(301)

Closing balance	13,733	76,445	1,061	91,239

The assets whose fair value measurements are classified under Level 3 above do not have material impact on the profit or loss of the Group.

For the assets and liabilities measured at fair value, during the year ended 31 December 2017, RMB19,275 million (2016: RMB8,932 million) debt securities were transferred from Level 1 to Level 2 within the fair value hierarchy, whereas RMB9,652 million (2016: RMB8,668 million) debt securities were transferred from Level 2 to Level 1. No material equity securities were transferred between Level 1 and Level 2.

For the years ended 31 December 2017 and 2016, there were no significant changes in the business or economic circumstances that affected the fair value of the Group’s financial assets and liabilities. There were also no reclassifications of financial assets.

As at 31 December 2017 and 2016, unobservable inputs such as the weighted average cost of capital and liquidity discount were used in the valuation of assets at fair value classified as Level 3. The fair value was not significantly sensitive to reasonable changes in these unobservable inputs.